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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 5, 1997

                                  Omtool, Ltd.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                   0-22871                02-0447481
----------------------------      ------------         -------------------
(State or other jurisdiction      (Commission             (IRS Employer
      of Incorporation)           File number)         Identification No.)



                        8 Industrial Way, Salem, NH 03079
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (603) 898-8900





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        Omtool, Ltd. hereby amends and restates Item 7 of its Current Report on
Form 8-K dated December 5, 1997, so that as so amended and restated said Item 7 shall read in its entirety as set forth on the following pages.




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Item 7. Financial Statements and Exhibits
        ---------------------------------

        (a)    Financial Statements of Business Acquired.
               ------------------------------------------

        The following audited financial statements of CMA, together with the report thereon manually signed by Arthur Andersen LLP, are included as Exhibit
99.1 to this report and incorporated herein by this reference:

            Consolidated Balance Sheets as of March 31, 1996 and 1997

            Consolidated Statements of Operations for the years ended March 31,
              1996 and 1997

            Consolidated Statements of Stockholders' Equity for the years ended
              March 31, 1996 and 1997

            Consolidated Statements of Cash Flows for the years ended March 31,
              1996 and 1997

            Notes to Consolidated Financial Statements

        (b)    Pro Forma Financial Information.
               --------------------------------

      The following unaudited pro forma consolidated financial statements are included as Exhibit 99.2 to this report and are incorporated herein by this reference:

            Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 1997

            Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997


            Notes to Unaudited Pro Forma Combined Financial Information

        (c)    Exhibits.
               ---------

Exhibit No.         Description
-----------         -----------

2.1* Share Sale and Purchase Agreement dated as of December 5, 1997 among the Company, CMA and its former stockholders (including Schedule 6 and Schedule 7 attached thereto).





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99.1            The following audited financial statements of CMA, together with the report thereon manually signed by Arthur Andersen
                  LLP:

                Consolidated Balance Sheets as of March 31,1996 and 1997

                Consolidated Statements of Operations for the years ended
                  March 31, 1996 and 1997

                Consolidated Statements of Stockholders' Equity for the years ended March 31, 1996 and 1997

                Consolidated Statements of Cash Flows for the years ended
                  March 31, 1996 and 1997

                Notes to Financial Statements

99.2            The following unaudited pro forma combined financial statements:

                Unaudited Pro Forma Condensed Consolidated Balance Sheets as of
                  September 30, 1997

                Unaudited Pro Forma Consolidated Statements of Operations for
                  the year ended December 31, 1996 and the nine months ended September 30, 1997


                Notes to Unaudited Pro Forma Combined Financial Information

----------------

*Previously filed with the Company's Current Report on Form 8-K dated December 5, 1997 filed on December 19, 1997.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amendment to be signed on its behalf by the undersigned hereunto authorized.

                                             OMTOOL, LTD.

Date: February 18, 1998

                                             By:  /S/ Darioush Mardan
                                                -------------------------------
                                                Darioush Mardan
                                                Vice President, Finance,
                                                Chief Financial Officer,
                                                Treasurer and Secretary



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                                  EXHIBIT INDEX

Exhibit
  NO.            DESCRIPTION
-------          -----------
2.1*             Share Sale and Purchase Agreement dated as of December 5, 1997 among the Company, CMA and its former stockholders (including
                   Schedule 6 and Schedule 7 attached thereto).

99.1             The following audited financial statements of CMA, together with the report thereon manually signed by Arthur Andersen
                   LLP:

                 Consolidated Balance Sheets as of March 31, 1996 and 1997

                 Consolidated Statements of Operations for the years ended
                   March 31, 1996 and 1997

                 Consolidated Statements of Stockholders' Equity for the years ended March 31, 1996 and 1997

                 Consolidated Statements of Cash Flows for the years ended
                   March 31, 1996 and 1997

                 Notes to Financial Statements

99.2             The following unaudited pro forma combined financial
                   statements:

                 Unaudited Pro Forma Condensed Consolidated Balance Sheets as of
                   September 30, 1997

                 Unaudited Pro Forma Consolidated Statements of Operations for
                   the year ended December 31, 1996 and the nine months ended
                   September 30, 1997

                 Notes to Unaudited Pro Forma Combined Financial Information

--------------

*Previously filed with the Company's Current Report on Form 8-K dated December
5, 1997 filed on December 19, 1997.









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